Quarterly Holdings Report
for
Fidelity® Telecom and Utilities Fund
October 31, 2021
UIF-NPRT3-1221
1.809082.118
Common Stocks - 98.5%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 25.4%
Diversified Telecommunication Services - 17.7%
AT&T, Inc.	4,825,500	121,892
Verizon Communications, Inc.	878,004	46,525
		168,417
Media - 0.6%
DISH Network Corp. Class A (a)	132,400	5,438
Wireless Telecommunication Services - 7.1%
T-Mobile U.S., Inc. (a)	552,069	63,504
Telephone & Data Systems, Inc.	236,054	4,424
		67,928
TOTAL COMMUNICATION SERVICES		241,783
INDUSTRIALS - 0.8%
Commercial Services & Supplies - 0.2%
Charah Solutions, Inc. (a)(b)	557,916	2,639
Electrical Equipment - 0.6%
Sunrun, Inc. (a)	96,000	5,537
TOTAL INDUSTRIALS		8,176
REAL ESTATE - 1.7%
Equity Real Estate Investment Trusts (REITs) - 1.7%
SBA Communications Corp. Class A	46,100	15,920
UTILITIES - 70.6%
Electric Utilities - 45.9%
American Electric Power Co., Inc.	348,562	29,527
Duke Energy Corp.	283,100	28,879
Edison International	552,728	34,783
Entergy Corp.	118,063	12,163
Evergy, Inc.	688,388	43,885
Exelon Corp.	1,373,551	73,059
FirstEnergy Corp.	1,238,477	47,719
NextEra Energy, Inc.	611,284	52,161
NRG Energy, Inc.	495,926	19,782
PG&E Corp. (a)	3,727,774	43,242
Southern Co.	844,290	52,616
		437,816
Independent Power and Renewable Electricity Producers - 9.3%
Brookfield Renewable Corp.	73,500	3,044
NextEra Energy Partners LP (b)	297,154	25,644
Sunnova Energy International, Inc. (a)(b)	190,914	8,507
The AES Corp.	1,611,104	40,487
Vistra Corp.	533,041	10,442
		88,124
Multi-Utilities - 15.4%
CenterPoint Energy, Inc.	1,580,204	41,149
Dominion Energy, Inc.	355,348	26,982
NiSource, Inc.	432,400	10,667
Public Service Enterprise Group, Inc.	152,600	9,736
Sempra Energy	459,471	58,642
		147,176
TOTAL UTILITIES		673,116
TOTAL COMMON STOCKS (Cost $746,455)		938,995

Money Market Funds - 3.4%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 0.06% (c)	10,411,640	10,414
Fidelity Securities Lending Cash Central Fund 0.06% (c)(d)	22,012,111	22,014
TOTAL MONEY MARKET FUNDS (Cost $32,428)		32,428

TOTAL INVESTMENT IN SECURITIES - 101.9% (Cost $778,883)	971,423
NET OTHER ASSETS (LIABILITIES) - (1.9)%	(18,211)
NET ASSETS - 100.0%	953,212

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.06%	12,154	107,555	109,296	3	1	-	10,414	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	1,958	139,644	119,588	9	-	-	22,014	0.1%
Total	14,112	247,199	228,884	12	1	-	32,428

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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